                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

    Preliminary Proxy Statement          CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X] Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COHESANT TECHNOLOGIES INC.
                           --------------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 2004

      The Annual Meeting of Stockholders of Cohesant Technologies Inc. will be held at, the Company's facility, 5845 West 82nd Street, Indianapolis, Indiana 46278 on Thursday June 10, 2004 at 12:00 noon, local time, for the following purposes:

      1.    To elect five Directors;

      2. To ratify the appointment of Ernst & Young LLP as auditors of the Company for fiscal 2004;

      3. To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on April 12, 2004, as the record date for determining stockholders who are entitled to notice of the meeting and to vote.

      YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE SHARES IN PERSON.

      The Proxy Statement accompanies this Notice.


                                           Morris H. Wheeler

                                           President and Chief Executive Officer

April 26, 2004
By Order of the
Board of Directors

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

                               2004 ANNUAL MEETING
                                  June 10, 2004

THE PROXY AND SOLICITATION

      This Proxy Statement is being mailed on April 26, 2004 to the stockholders of Cohesant Technologies Inc. (the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of Proxy for the 2004 Annual Meeting of Stockholders to be held on June 10, 2004. Any stockholder signing and returning the enclosed Proxy has the power to revoke it by giving notice of such revocation to the Company in a subsequently dated writing or in the open meeting before any vote with respect to the matters set forth therein is taken. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted Proxy. The representation in person or by Proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to provide a quorum at the Annual Meeting. The nominees for Directors receiving the greatest number of votes will be elected. The proposal regarding the ratification of the auditors requires approval only by a majority of the votes cast. As a result, although abstentions and broker non-votes will not be counted in determining the outcome of any vote, they will be counted in determining whether a quorum has been achieved. The cost of soliciting the Proxy will be borne by the Company.

PURPOSES OF ANNUAL MEETING

      The Annual Meeting has been called for the purposes of (1) electing five Directors; (2) ratifying the selection of Ernst & Young LLP as auditors of the Company for fiscal 2004; and (3) transacting such other business as may properly come before the meeting.

      The two persons named in the enclosed Proxy have been selected by the Board of Directors and will vote shares of Common Stock represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the nominees listed below and in favor of the proposal listed in Item 2 above.

      The Company has no knowledge of any other matters to be presented at the meeting, except the reports of officers on which no action is proposed to be taken. In the event that other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment on such matters.

VOTING SECURITIES

      The Board of Directors has fixed the close of business on April 12, 2004 as the record date for determining stockholders entitled to notice of the meeting and to vote. On that date, 2,624,190 shares of Common Stock were outstanding and entitled to vote on all matters properly brought before the Annual Meeting.

OWNERSHIP OF VOTING SECURITIES

      The following table sets forth, as of April 12, 2004, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock of the Company by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares; (ii) each Director,
(iii) each executive officer named in the Summary Compensation Table and (iv) all Directors and executive officers as a group:

                                                                                       PERCENTAGE OF
     NAME AND ADDRESS                              AMOUNT AND NATURE OF                OUTSTANDING
   OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP                SHARES OWNED
   -------------------                             --------------------                ------------
Morton A. Cohen
1801 East 9th Street
Cleveland, Ohio 44114                                   1,305,905(1)(2)                     49.7%

Clarion Capital Corporation
1801 East 9th Street
Cleveland, Ohio 44114                                   1,175,980                           44.8%

Michael L. Boeckman                                        14,783(2)                          *

Dwight D. Goodman                                          73,155(2)                         2.8%

Richard L. Immerman                                        52,000(2)                         2.0%

Richard A. Mordarski                                       64,222(2)(3)                      2.4%

J. Stewart Nance                                          113,217(2)(3)(4)                   4.3%

Robert W. Pawlak                                           42,817(2)(3)                      1.6%

Morris H. Wheeler                                         106,705(2)(3)                      4.0%

All directors and executive officers as a
group (8 persons)                                       1,823,530(4)(5)                     68.2%

*     Represents less than 1%

(1) Includes 1,175,980 shares owned of record by Clarion Capital Corporation ("Clarion"), an entity of which Mr. Cohen is a principal.

(2) Includes shares issuable upon exercise of options exercisable within 60 days of the date hereof as follows: Mr. Cohen 5,000 shares, Mr. Boeckman 5,000 shares, Mr. Goodman 7,500 shares, Mr. Immerman 15,000 shares, Mr. Mordarski, 7,750 shares, Mr. Nance 7,750 shares, Mr. Pawlak 6,500 shares Mr. Wheeler 43,750 shares.

(3) Includes shares owned in the Company sponsored 401k Plan as of March 31, 2004 as follows: Mr. Mordarski 5,272 shares, Mr. Nance 39,169 shares, Mr. Pawlak 3,749 shares, Mr. Wheeler 2,405 shares.

(4)   Includes 4,285 shares owned by children of Mr. Nance.

(5) Includes 98,250 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 50,595 shares owned in the Company sponsored 401k Plan as of March 31, 2004.

ELECTION OF DIRECTORS

      Five directors are to be elected at the Annual Meeting, to hold office from election until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following table sets forth certain information regarding the nominees, based upon data furnished to the Company by such persons as of April 12, 2004. In the event of the death of or inability to act of any of the nominees, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur.

                                                                                                        DIRECTOR
                NAME                                  PRINCIPAL OCCUPATION AND AGE                        SINCE
                ----                                  ----------------------------                        -----
Michael L. Boeckman                    Chief Financial Officer and Administrative Partner of
                                       Cohen & Co.; age 57                                                1994

Morton A. Cohen                        Chairman and Chief Executive Officer of Clarion Corp.; age
                                       68                                                                 1994

Dwight D. Goodman                      Chairman; age 70                                                   1994

Richard L. Immerman                    President of BleachTech LLC; age 53                                1998

Morris H. Wheeler                      President and Chief Executive Officer; Age 43                      1996

      MICHAEL L. BOECKMAN has been a Director of the Company since 1994. Mr. Boeckman has been Administrative Partner and Chief Financial Officer of Cohen & Co., a Cleveland based accounting firm (no relation to Morton A. Cohen), since October 2000 and December 1996, respectively. From May 1996 through December 1996, Mr. Boeckman was a self-employed business consultant. From July 1994 until May 1996, Mr. Boeckman was the Company's President and Chief Operating Officer.

      MORTON A. COHEN has been a Director of the Company since 1994. From July 1994 until December 2001, Mr. Cohen had been the Chairman of the Board. He served as the Company's Chief Executive Officer from 1994 to January 1998. Mr. Cohen has been Chairman of the Board of Directors and Chief Executive Officer of Clarion Capital Corporation ("Clarion"), a private, small business investment company, for more than five years. Mr. Cohen is the father-in-law of Morris H. Wheeler.

      DWIGHT D. GOODMAN has been a Director of the Company since its inception and has been the Chairman of the Board since January 2002. Mr. Goodman was Chief Executive Officer of the Company from January 1998 to December 2001 and President of the Company from July 1996 to December 2001, and prior thereto held various executive offices. Mr. Goodman had been the President and Chief Executive Officer of GCI from 1984 to 1996.

      RICHARD L. IMMERMAN has been a Director of the Company since 1998. Mr. Immerman has been President of BleachTech LLC, a company intending to manufacture sodium hypochlorite, since its inception in January 2002. Mr. Immerman is a partner of Chemical Ventures (marketer of magnesium chloride), a position he has held for over five years. Until March 2003, Mr. Immerman was also owner of Functional Products Inc., a supplier of lubricant additives.

      MORRIS H. WHEELER has been a Director of the Company since 1996 and Chief Executive Officer and President since January 2002. Since 1999, Mr. Wheeler has operated Drummond Road Capital, an investment management company involved in the management of the venture capital portfolio of Clarion Capital Corporation ("Clarion"). Prior to founding Drummond Road, from April 1998 to June 1999, Mr. Wheeler was the founder and Chief Executive Officer of sputnik7.com (formerly BlueTape, LLC), an Internet media company, which won a Webby for Music Entertainment. Prior to April 1998, Mr. Wheeler served in various executive capacities with Clarion. He also served as President of

Clarion Management Ltd., an investment management and consulting company from April 1996 to April 1998. Mr. Wheeler holds a degree in economics from the University of Massachusetts at Amherst and a J.D. from the Yale Law School and is the son-in-law of Morton A. Cohen, the Company's major beneficial shareholder.

      Each non-employee director receives an annual retainer of $5,000, plus $500 and reimbursement for expenses for each meeting attended. The Board of Directors has two standing committees, which are the Compensation Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Dwight Goodman, and the Audit Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Richard Immerman.

      During the fiscal year ended November 30, 2003, there were six meetings of the Company's Board of Directors, two meetings of the Compensation Committee and three meetings of the Audit Committee. Each incumbent Director has attended all of the Board meetings, except for Mr. Cohen who did not attend one meeting. The Board of Directors has no nominating committee.

AUDIT COMMITTEE REPORT

      The following report of the Audit Committee describing the Committee's discussions with the Company's independent auditors and the Committee's review of the Company's audited financial statements.

      Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Committee operates pursuant to a written charter, a copy of which is attached as Exhibit "A" hereto.

      In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence.

      Michael L. Boeckman has been designated by the Board of Directors as the "Audit Committee Financial Expert" under SEC rules and he also meets the NASD's professional experience requirement.

      Based on the Committee's discussions with management and the independent auditors and the Committee's review of the representations of management and the report of independent auditors to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended November 30, 2003 as filed with the Securities and Exchange Commission.

      This report by the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.

                      AUDIT COMMITTEE
                      Morton A. Cohen, Chairman
                      Michael L. Boeckman
                      Richard L. Immerman

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company with respect to its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no Form 5 was required, the Company believes that during the fiscal year ended November 30, 2003, all filing requirements applicable to its executive officers and Directors were timely met.

EXECUTIVE COMPENSATION

      The following table sets forth information relating to the annual and long-term compensation for the fiscal years ended November 30, 2003, 2002, 2001 for each individual who served as Chief Executive Officer and the other three most highly compensated executives of the Company. No other executive officer received compensation in excess of $100,000 during such year.

                           SUMMARY COMPENSATION TABLE


                                                                                            LONG TERM
                                                                                          COMPENSATION
                                                 ANNUAL COMPENSATION                         AWARDS
                                  --------------------------------------------------      ------------
                                                                        OTHER ANNUAL        SECURITIES          ALL OTHER
           NAME AND               FISCAL                                COMPENSATION        UNDERLYING         COMPENSATION
       PRINCIPAL POSITION          YEAR      SALARY         BONUS            (1)          OPTIONS (SHARES)          (2)
       ------------------          ----      ------         -----            ---                                    ---
Morris H. Wheeler                  2003      143,000       50,050             0                25,000              5,801
 President and Chief               2002      100,000       35,000             0                  0                 1,918
 Executive Officer                 2001         0             0               0                50,000                0

Richard A. Mordarski               2003      120,504       37,085             0                11,000              5,278
 President -                       2002      112,098       34,500             0                  0                 4,502
 Glas-Craft, Inc.                  2001      108,833       22,707             0                10,000              4,452

J. Stewart Nance                   2003      107,500       92,500             0                5,000               6,229
 President-Raven Lining            2002      101,500       78,500             0                  0                 7,023
 Systems, Inc.                     2001      93,450        96,500             0                13,000              5,243

Robert W. Pawlak                   2003      82,500        28,875             0                10,000              3,358
 Chief Financial Officer
 and Secretary

(1) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is greater than 10 percent of the total of annual salary and bonus reported for the named executive officer.

(2)   Corporate contributions to the Company's 401(k) Plan.

OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

      The following table provides information relating to grants of stock options made during the last fiscal year for the chief executive officer and the other three most highly compensated executives of the Company.

                                       Number of Securities        % of Total Options      Exercise or
                                   Underlying Options Granted     Granted to Employees      Base Price       Expiration
Name                                           (1)                   in Fiscal Year           ($/Sh)          Date (2)
----                                           ---                   --------------           ------          --------
Morris H. Wheeler                             25,000                      25.0%               $ 4.12         12/12/2007
Richard A. Mordarski                          11,000                      11.0%               $ 4.12         12/12/2007
J. Stewart Nance                               5,000                       5.0%               $ 4.12         12/12/2007
Robert W. Pawlak                              10,000                      10.0%               $ 4.12         12/12/2007

(1) Options become exercisable in four equal annual installments commencing December 12, 2003, the anniversary of the date of the grant.

(2) Options were granted for a term of five years, subject to earlier termination in certain events related to termination of employment.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

      The following table provides information relating to aggregate option exercises during the last fiscal year and fiscal year-end option values for the chief executive officer and the other executives of the Company named in the compensation table.

                                                                                                  Value of Unexercised
                                                              Number of Unexercised              In-The-Money Options at
                                                           Options at November 30, 2003              November 30, 2003
                                                           ----------------------------          ------------------------
                                 SHARES
                               ACQUIRED ON       VALUE
           NAME                 EXERCISE       REALIZED    EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
           ----                 --------       --------    -----------      -------------      -----------      -------------
Morris H. Wheeler                   0               0          37,500            37,500           $162,750          $139,750
Richard A. Mordarski                0               0           5,000            16,000             21,700            59,320
J. Stewart Nance                 10,000         $17,725         6,500            11,500             28,210            45,310
Robert W. Pawlak                    0               0           4,000            14,000             17,360            51,560

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has an Employment Agreement with Morris H. Wheeler, its Chief Executive Officer, which expires on December 31, 2004. Under the terms of the Agreement, Mr. Wheeler receives a salary of $153,010, adjusted annually for inflation. Under the Agreement, in the event of a "change-in-control" (as defined in the agreement) and Mr. Wheeler's employment is terminated by the Company for reasons other than "cause" or by Mr. Wheeler for "good reason," he shall be entitled to a severance payment equal to two times his then base salary. Additionally, the Company paid a fee of $50,000 in fiscal 2003 to an entity controlled by Mr. Wheeler for the provision of office space for Mr. Wheeler and other management support.

      In November 2001, the Company approved the sale of an aggregate of 99,999 shares of Common Stock to six executive and other officers of the Company and its subsidiaries at a price of $2.56 per share. The Company received promissory notes from each of the purchasers for the shares. Principal and interest on the Notes is due in November 2005; the Notes bear interest at 4.13%. The Company has the right, but not the obligation, to repurchase, in decreasing percentages, the shares in the event of an individual's termination of employment within three years.

      The Company has a Financial Advisory Agreement with Clarion pursuant to which Clarion provides management support. Clarion receives a quarterly fee of $13,000. Under the agreement, Clarion also performs additional specific projects, as requested. Under the agreement, Clarion received $51,100 in fiscal 2003.

RATIFICATION OF INDEPENDENT AUDITORS

      The following table sets forth the aggregate fees billed to the Company by Ernst & Young LLP:

                                     Fiscal 2003  Fiscal 2002
                                     -----------  -----------
               Audit Fees              $63,455      $54,125*
               Audit Related Fees        1,495            0
               Tax Fees                 26,730       23,965
               All Other Fees                0            0
                                       -------      -------
                                       $91,680      $78,090

            Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of financial statements in the Company's Form 10QSB Reports.

            Audit Related Fees: Aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" above. In 2003 the fees were derived from consultation in connection with Sarbanes Oxley.

            Tax Fees: Aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. The nature of services in both years primarily consisted of tax provision review and tax return preparation.

            All Other Fees: For the fiscal years ended November 30, 2003 and 2002, the Company was not billed any additional fees for services by Ernst & Young, LLP other than the services covered under the captions "Audit Fees", "Audit Related Fees" and "Tax Fees" above.

            * Fiscal 2002 Audit Fees include $7,225 paid to Arthur Andersen LLP, the Company's former auditors.

      All services listed were pre-approved by the Audit Committee.

      The Audit Committee of the Board has considered whether the services described above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Ernst & Young LLP's independence.

      The Audit Committee of the Board of Directors has selected Ernst & Young LLP as auditors for the fiscal year ended November 30, 2004. The Audit Committee requests ratification of the appointment of Ernst & Young LLP by the stockholders at the Annual Meeting. The Board of Directors recommends that each stockholder vote "FOR" ratification of Ernst & Young LLP as auditors for fiscal 2004.

      Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 2005 must be received by the Company no later than December 27, 2004 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     Morris H. Wheeler
                                     President and Chief Executive Officer

Indianapolis, Indiana
April 26, 2004

                              FINANCIAL INFORMATION

      UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO THE SECRETARY, COHESANT TECHNOLOGIES INC., 5845 WEST 82ND STREET, SUITE 102, INDIANAPOLIS, INDIANA 46278, A COPY OF THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-KSB, AS AMENDED (BUT WITHOUT EXHIBITS), WILL BE PROVIDED WITHOUT CHARGE.

                                   EXHIBIT "A"

                           COHESANT TECHNOLOGIES INC.
                             AUDIT COMMITTEE CHARTER

      The Audit Committee is a committee within the Board of Directors and shall assist the Board in monitoring (1) the integrity of the financial statements of the company, (2) the independent auditors' qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, (4) the compliance by the Company with legal and regulatory requirements, and (5) the effectiveness of internal controls.

MEMBERSHIP

      The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq National Market and the rules and regulations of the Securities and Exchange Commission ("SEC"). There shall be at least two members of the Audit Committee. The members of the Audit Committee shall be appointed by the full Board. The members of the Audit Committee shall be free of any relationship that, in the judgment of the Board, would interfere with the exercise of his or her independent judgment. Effective July 31, 2005, no member of the Audit Committee may accept any consulting, advising, or other compensatory fee from the Company other than for service on the Board of Directors, provided that the foregoing shall not preclude fixed payments under a retirement plan for prior service so long as such payments are not contingent on continued service. Each member must be able to read and understand fundamental financial statements at the time of appointment to the Committee. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the SEC. The Audit Committee Chairperson shall be selected by the committee members.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

      The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of any disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Audit Committee.

      The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors. The Audit Committee may delegate authority to one or more of its members, when appropriate, to grant pre-approvals of permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

      The Audit Committee shall have the authority to retain, if appropriate, independent legal, accounting or other advisors. The Company shall be required to provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to such advisors.

      The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      The Audit Committee or, as applicable, a designated member, to the extent it deems necessary or appropriate, shall also:

Financial Statement and Disclosure Matters

      1. Review and discuss with management and the independent auditors the annual audited financial statements, including auditor's report and disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K or Form 10-KSB.

      2. Review and discuss with management the Company's quarterly financial statements prior to the filing of its Form 10-Q or Form 10-QSB.

      3. Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

      4. Review and discuss quarterly reports from the independent auditors to the extent applicable.

      5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or other non-GAAP information, as well as financial information and earnings guidance provided to any analysts.

      6. Discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as the effect of any off-balance sheet structures on the Company's financial statements.

      7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      8. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 and other applicable accounting or auditing statements relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

      9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the periodic reports required to be filed with the SEC about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditors

      10. Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality control procedures and (b) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditors to the full Board.

      11. Review and evaluate the lead partner of the independent auditors' team.

      12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit and required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

      13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

      14. Discuss with the national office of the independent auditors any issues on which such national offices was consulted by the Company's audit team and matters of audit quality and consistency.

      15. Meet with the independent auditors prior to the audit to discuss their planning and staffing of the audit and, further, meets with the auditors post-audit, including an executive session, to discuss the audit and the cooperation of management.

Oversight of the Company's Internal Control Function (to be fully implemented by July 31, 2005)

      16. Review and discuss with the independent auditors and management the internal control function and recommend controls as well as make recommendations for changes in controls, as deemed appropriate.

Compliance Oversight Responsibilities (to be fully implemented by July 31, 2005)

      17. Obtain from the independent auditors assurance that, if they detect or become aware of any illegal or potentially illegal acts, they will immediately notify the Audit Committee and will provide, if appropriate, a report if they have reached specified conclusions with respect to such acts.

      18. Obtain reports from management, the Company's financial officer with responsibility over internal controls and the independent auditors that the Company is in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics, which includes special ethics obligations for employees with financial reporting responsibilities. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

      19. Ensure that he Company conducts on an ongoing basis an appropriate review of all related party transactions and that all such transactions are approved by the Audit Committee or the full Board of Directors.

      20. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      21. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      22. Review the significant results of any regulatory examinations of the Company.

      23. Discuss with the Company's outside counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

      24. Discuss guidelines and policies governing the process by which management assesses and manages the Company's exposure to risk, the Company's major financial risk exposures and the steps management has taken to monitor and control such risks.

LIMITATION OF AUDIT COMMITTEE'S ROLE

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the obligation of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate, in all material respects, and are in accordance with generally accepted accounting principles and applicable rules and regulations. Such obligations are the responsibilities of management and the independent auditors.

                          [COHESANT TECHNOLOGIES LOGO]

                        5845 West 82nd Street, Suite 102
                             Indianapolis, IN 46278

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           COHESANT TECHNOLOGIES INC.

      The undersigned appoints Morris H. Wheeler and Dwight D. Goodman, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Cohesant Technologies Inc. held of record by the undersigned at the close of business on April 12, 2004, at the 2004 Annual Meeting of Shareholders of Cohesant Technologies Inc. to be held on June 10, 2004 or at any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED, AND SIGNED, ON THE OTHER SIDE)

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                                      PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE MARK YOUR
VOTES LIKE THIS               [X]

                                                                WITHHOLD
                                                      FOR      AUTHORITY
1. ELECTION OF DIRECTORS:                             [ ]         [ ]
(TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
THAT NOMINEE'S NAME IN THE LIST BELOW)

Michael L. Boeckman, Morton A. Cohen, Dwight D. Goodman, Richard L. Immerman, Morris H. Wheeler

                                                      FOR    AGAINST   ABSTAIN
2. THE RATIFICATION OF THE APPOINTMENT                [ ]      [ ]       [ ]
OF ERNST & YOUNG, LLP AS THE COMPANY'S
AUDITORS FOR THE FISCAL YEAR ENDING NOVEMBER
30, 2004.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                   COMPANY ID:

                                 PROXY NUMBER:

                                 ACCOUNT NUMBER:


SIGNATURE                        SIGNATURE                    DATE
         -----------------------          -------------------      -------------

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.